Exhibit 99.1

AMENDMENT NO. 1

TO

FIVE YEAR CREDIT AGREEMENT

DATED JULY 26, 2005

Dated as of April 5, 2007

This Amendment No. 1 (the “Amendment”) to the Five Year Credit Agreement, dated as of July 26, 2005 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”), among Bausch & Lomb Incorporated, a New York corporation (the “Borrower”), the Lenders parties thereto, Citigroup Global Markets Inc. and KeyBank Capital Markets, as joint lead arrangers and joint bookrunning managers, Key Bank National Association, as syndication agent, and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

Section 5.03 of the Credit Agreement is, effective as of the date of this Amendment and solely effective for and with respect to the fourth quarter of Borrower’s 2006 fiscal year ending December 30, 2006, hereby amended in full to read as follows:

“SECTION 5.03  Financial Covenants.  So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

(a)   Leverage Ratio.  Maintain a ratio of Consolidated Debt for Borrowed Money to Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters then ended of not greater than 3.2:1.0.

(b)   Fixed Charge Coverage Ratio.  Maintain a ratio of Consolidated EBITDA of the Borrower and its Subsidiaries for the four fiscal quarters then ended to interest payable on, and amortization of debt discount in respect of, all Debt for Borrowed Money during such period, by the Borrower and its Subsidiaries of not less than 3.8:1.0.”

This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment.  This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

The Borrower hereby agrees to pay a fee to each Lender that has executed this Amendment on or before April 13, 2007 equal to 0.01% of their respective commitments (the “Additional Fee”).

On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”,

“thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York  10022.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

BAUSCH & LOMB INCORPORATED

		By	/s/ EFRAIN RIVERA
Efrain Rivera
Senior Vice President and
Chief Financial Officer

Agreed as of the date first above written:

CITIBANK, NA.,
as Agent and as Lender

By:	/s/ JOHN MCQUISTON
Name: John McQuiston
Title: Vice President & Director

KEYBANK NATIONAL ASSOCIATION

By:	/s/ MARIANNE T. MEIL
Name: Marianne T. Meil
Title: Senior Vice President

BARCLAYS BANK PLC

By:	/s/ NICHOLAS BELL
Name: Nicholas Bell
Title: Director

BANK OF TOKYO-MITSUBISHI UFJ TRUST
COMPANY (f/k/a Bank of Tokyo-Mitsubishi Trust
Company)

By:	/s/ HARUMI KAMBARA
Name: Harumi Kambara
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ BRUCE YODER
Name: Bruce Yoder
Title: Vice President

MIZUHO CORPORATE BANK, LTD.

By:	/s/ RAYMOND VENTURA
Name: Raymond Ventura
Title: Deputy General Manager

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ ERIC J. COSGROVE
Name: Eric J. Cosgrove
Title: Assistant Vice President

ALLIED IRISH BANKS, P.L.C.

By	/s/ GERMAINE REUSCH
Name: Germaine Reusch
Title: Director

By	/s/ ANTHONY O’REILLY
Name: Anthony O’Reilly
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ JOHN CARROLL
Name: John Caroll
Title: First Vice President

THE NORTHERN TRUST COMPANY

By	/s/ ALEX NIKOLOV
Name: Alex Nikolov
Title: Second Vice President